                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             VAN ECK VIP TRUST - VAN ECK VIP GLOBAL HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2010

Item 1. Report to Shareholders

ANNUAL REPORT

DECEMBER 31, 2010

 Van Eck VIP Trust

          Van Eck VIP Global Hard Assets Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of December 31, 2010, and are subject to change.

VAN ECK VIP GLOBAL HARD ASSETS FUND

Effective May 1, 2010, the Worldwide Hard Assets Fund was renamed the Van Eck VIP Global Hard Assets Fund. The Fund’s investment objective did not change.

Dear Shareholder:

We are pleased to report that the Initial Class shares of the Van Eck VIP Global Hard Assets Fund gained 29.23% for the twelve-month period ended December 31, 2010, solidly outpacing its benchmark as discussed below. These results were primarily driven by our allocation to and stock selection within the energy sector. By comparison, the Fund’s benchmark, the S&P® North American Natural Resources Sector Index (SPGINRTR)1, an index that measures the performance of commodity-related equities, rose 23.88% in 2010. In addition, the S&P® GSCI Total Return Index (SPGSCITR)2, an index that measures the performance of commodities futures, gained 9.02%. At the same time, the U.S. domestic equity market, as measured by the S&P® 500 Index3, gained 15.06%.

Throughout 2010, our investment strategy was focused on finding the right balance between the short-term positive influences of global monetary policy and the negative drivers of continued European sovereign risk, stubborn unemployment, and budget deficits in the developed world. For most of 2010, we reduced positions in companies across the hard asset universe that we believed had no near-term performance catalysts, making decisions on an individual security basis rather than from any sector perspective.

We continue to believe that our long-term track record of consistent, solid risk-adjusted returns reflects skilled stock selection and disciplined risk management. Our 10-person investment team – among the industry’s largest – includes three trained geologists and senior analysts with deep sector experience. The team seeks to invest in a diverse basket of hard assets sectors (including, but not limited to, energy, precious metals, base metals and agriculture, through investments in equities and commodity-linked derivative instruments) across several geographic regions.

Market and Environment Review

The first six months of 2010 were a very challenging period for hard asset commodities and their corresponding equity sectors. Although we began 2010 cautiously confident that the global economy was on a path to moderate recovery, it appeared by the second quarter that the positive impact of 2009’s broad-ranging government stimulus had abated. Several other economic assaults in the first half appeared to thwart the nascent global recovery, including the European sovereign debt crisis, a perceived slowdown in China’s growth, and, here in the U.S., a persistent 10% unemployment rate and April’s disastrous Gulf of Mexico BP Macondo oil spill. When we wrote to you at midyear, fears of global economic weakness had taken hold among most investors, and this somewhat bleak global economic outlook persisted through the end of the summer.

However, in late August, relief was granted to equity investors as Federal Reserve Chairman Ben Bernanke hinted that the U.S. Federal Reserve (the “Fed”) would initiate a second round of quantitative easing in order to spur economic growth. This monetary support, via a renewal of large-scale asset purchases by the U.S. government, proved very beneficial to hard assets investments in the third and fourth quarters. At the same time, the continuing demand from emerging markets for commodities accelerated as the year progressed, and expansive monetary policies from many of the OECD countries (the Organization for Economic Cooperation and Development – a group of 27 advanced and less advanced nations) continued to drive demand for physical assets.

From September through the end of 2010, hard asset commodities and their corresponding equity sectors rallied strongly. In the second half of the year, the price of gold hit record highs, crude oil and copper experienced their biggest gains since 2009, and agriculture commodities soared. Agricultural commodities were the leading performers in 2010, boosted by adverse weather conditions and strong global demand. Cotton, coffee, soy bean and sugar prices rose dramatically in 2010, and were among the best performing commodities for the year (up 98%, 67%, 35% and 24%, respectively). Drought in Russia and in the U.S., helped send wheat prices substantially higher last year. Throughout the year, challenging weather in some of the main growing countries was an overall benefit to agriculture commodity prices.

Base and industrial metals were also very strong in the second half, supported by the quantitative easing from the Fed, which, in turn, put pressure on the U.S. dollar and supported U.S. dollar-based assets. The launch of several new physically-backed industrial metals ETFs, declining metals inventories and continued strong demand from Asia helped fuel the rally in the base metals sector. For the year, copper prices rose 30% and nickel gained 32%; although zinc and aluminum prices rose very strongly in the second half, first-half results proved a drag on twelve-month returns.

VAN ECK VIP GLOBAL HARD ASSETS FUND

In 2010, gold posted its tenth consecutive year of gains and its second best annual performance of the past decade. Gold bullion prices gained approximately 29%, and closed on December 31, 2010, at $1,420.78 per ounce. After a slow start, gold bullion prices gained momentum in April and rose to a new all-time high of $1,265 per ounce on June 21. After consolidating over the summer to a low price of $1,157, gold bullion began another ascent in September and reached its peak on December 7 at $1,431.25 per ounce. Gold’s advance was largely driven by investors’ flight to safety, the Fed’s quantitative easing, and momentum within the gold market itself. Also, throughout the year calls for central banks around the globe to increase gold holdings continued, with the latest demand from Korea and China. On the equity side, gold mining shares, as measured by the NYSE Arca Gold Miners Index (GDM)1 were up 34.75% in 2010, outpacing the performance of the underlying precious metal, reflecting both the strength in gold bullion prices and robust investor demand.

Silver also posted an historic rally in 2010, rendering gold’s performance tame by comparison. Silver prices rose 83% in 2010, ending the year at $30.92 per ounce and trading above the $30 per ounce mark for the first time since 1980, rebounding steadily from severely oversold levels following the 2008 stock market crash. Silver—the “poor man’s gold”—has seen a rise in investment demand as a metal with a history of monetary value. Finally, Chinese manufacturers continued to fuel industrial demand for silver, which is used in the production of myriad electronics products.

Although it was the best performing sector in 2009, the energy sector generated mixed results throughout 2010. Crude oil prices stood at $79.36 a barrel at the start of the year and, as economic recovery took hold, closed just above $90 per barrel by yearend, gaining 15.15%. Natural gas prices, on the other hand, fell 32.59%, as natural gas storage levels remained high and production rose in the face of declining prices. On the equity side, the impact of the oil spill in the Gulf of Mexico abated with the long-awaited capping of the BP Macondo well in August. Major oil companies rose 17.04%, as measured by the NYSE Arca Oil Index2 (XOI), and oil services stocks gained 26.93%, as tracked by the Philadelphia Oil Services Index3 (OSX). Coal prices also trended up during the year, boosted by growing demand from Asia.

Fund Review

Energy Holdings
As a key theme, the Fund’s allocation to the energy sector increased slightly over the span of 2010, from 64.1% at the beginning of the year to 66.4% by December 31. For the twelve-month period, the energy sector generated divergent performance, as did the Fund’s energy-related holdings, which produced the Fund’s biggest contributors and, at the same time, its greatest detractors for the year.

Within the Fund’s energy holdings, we strategically repositioned the Fund in several areas. In the first half, we increased the Fund’s exposure to coal producers, given positive supply/demand pressures; and we maintained this overweighted position (relative to the Fund’s benchmark index) throughout the year. In response to the Gulf of Mexico BP Macondo oil spill in April, we reduced several positions with exposure to the spill, including Cameron, Halliburton and Anadarko (2.9%, 4.6%, and 3.8%, of Fund net assets†, respectively). However, in the second half of the year, we did add back to these positions given their compelling, severely discounted valuations resulting from perceived spill liabilities. Although the Macondo well was successfully capped in August, the impact of the historic oil spill was felt throughout the year. We anticipated that capital earmarked for the Gulf of Mexico would be redirected to onshore North America and international drilling operations. In the second half of the year, we continued to add to the Fund’s positions in exploration and production companies and oil services companies within the energy sector. Throughout the year, the Fund had lesser exposures to integrated oil companies and oil refiners.

Three of the Fund’s top five performers in 2010 were energy-related holdings. The biggest contributor to Fund performance in 2010 was Texas-based Newfield Exploration (3.7% of Fund net assets†). The company benefitted from a substantial increase in domestic oil production in 2010, a 25% increase over 2009’s volume. Management has worked hard to improve margins by lowering costs and improving efficiencies, and has remained focused on oil rather than natural gas production, a positive decision given the latter’s weakness. Texas-based Halliburton was another top energy performer for the Fund; we added to our position shortly after its price faltered in the wake of the Gulf of Mexico BP Macondo oil spill. Halliburton is a good example of one of our key energy investment themes: an emphasis on major oilfield services companies that are benefiting from a strong North American rig count, an increase in capital spending, and service intensity in the international arena. Halliburton benefitted in the second half of 2010 from better-than-expected drilling activity, favorable North American pressure pumping utilization and pricing, all leading to higher-than-expected earnings estimates. Finally, another Texas-based oil company, Brigham Exploration Company (2.0% of Fund net assets†), was the fifth ranked contributor to Fund performance in 2010. Brigham continued its aggressive exploration and expansion of its Bakken assets in North Dakota.

By contrast, notable performance detractors in the energy sector were Transocean (sold by midyear), Petrohawk Energy (1.8% of Fund net assets†) and Petroleo Brasileiro (sold by midyear). In contrast to the three top energy winners detailed above, these three holdings were among the Fund’s bottom five holdings in terms of performance in 2010. Transocean has been hit hard by repercussions of the Gulf of Mexico BP Macondo oil spill, and has been named in a lawsuit (along with BP [not owned by the Fund]), Anadarko, and several other parties) filed by the U.S government that alleges, among other things, negligent behavior and poor safety standards in connection with the spill. Texas-based Petrohawk Energy, which primarily engages in the exploration and production of natural gas, was hurt in 2010 by significantly weak natural gas prices. Finally, Brazilian state-run energy giant Petroleo Brasileiro was hurt uncertainty over their pending resource acquisition from the Brazilian government and associated capitalization.

Among the Fund’s coal related holdings, it is worth noting the positive contributions made by U.S. coal producers Alpha Natural Resources and Walter Energy (3.3% and 1.3% of Fund net assets, respectively†). Both Alpha and Walter performed well in the second half on increased Chinese demand for metallurgical coal. We remain bullish on coal, particularly metallurgical coal, which is used in the steel-making process. China has been a big driver of coal demand, and we also believe that Brazil and India will continue to be supportive.

Precious Metals Holdings
During 2010, the Fund’s allocation to precious metals declined from 12.4% in January to 9.8% as of December 31. The Fund’s portfolio especially benefited from its exposure to small-cap or “junior” mining stocks. Canada’s Red Back Mining stock gained 140.2% in 2010, through September 20, when it was acquired by Canada’s Kinross Gold (2.3% of Fund net assets†), mainly for its Tasiast deposit in Mauritania, one of the largest recent gold finds in the world. Canada’s Osisko Mining (1.7% of Fund net assets†) was another strong performer for the Fund, with its shares nearly doubling during the twelve-month period, as it developed the Canadian Malartic mine in Quebec and announced a friendly acquisition of Canada’s Brett Resources (not owned by the Fund). Finally, Canada’s Agnico Eagle Mines (1.8% of Fund net assets†) was a notable gold mining performer for the Fund. Although the company has struggled with recovery and throughput issues at several of its gold plants, it is in the final stages of establishing five new operations globally.

By contrast, the only precious metals holding that generated a negative return for the Fund during the annual period was Canada’s Kinross Gold. We initially sold the Fund’s Kinross position in April, posting a year-to-date performance loss for the holding, and then acquired back Kinross shares in September through the Red Back Mining share conversion. We went on to purchase additional Kinross shares in November and December.

Base and Industrial Metals Holdings
The Fund’s allocation to base and industrial metals decreased from 14.3% at the beginning of the year to 12.4% at yearend. In the first half, we sold the Fund’s position in multi-national miner Rio Tinto to reinitiate a position in U.K.’s Anglo American (sold in the third quarter), given its valuation and strong organic growth profile for platinum and palladium, both of which are used as industrial catalysts. However, we sold the diversified metals holding Anglo American early in the third quarter, as we strategically moved toward more copper focused companies.

We also sold the Fund’s position in U.S. based Kaiser Aluminum primarily on weak aluminum prices. We purchased diversified India-based miner Vedanta Resources (0.8% of Fund net assets†) early in the year, given its attractive valuation, and its strong organic growth story as a diversified producer of zinc, aluminum, copper and iron ore unfortunately, it was a net negative performer for the year. In the fourth quarter, we added base metals holding Teck Cominco Resources (1.2% of Fund net assets†), Canada’s largest diversified mining, mineral processing and metallurgical coal company; it produces copper, zinc, molybdenum and coking coal, the supply of the latter being severely impacted by the record-setting rains in Queensland, Australia. We also invested in Brazil’s Vale (1.3% of Fund net assets†), given its exposure to iron ore, as we foresee iron ore prices potentially strengthening in the near future. In addition, Vale is expected to bring more than a dozen large projects online in 2011.

Strong metals performers in 2010 included Arizona mining company Freeport-McMoRan Copper & Gold (3.1% of Fund net assets†); its shares rose substantially in the second half of the year on rising copper prices. Copper strength was attributed to supply disruptions in Chile, the world’s largest exporter of copper, the introduction of physically backed ETFs and a general increase in global demand, notably from China. Swiss-based Xstrata (2.5% of Fund net assets†)), the world’s fourth largest diversified mining company, was also a top metals performer given copper’s strength.

A notable performance detractor in the metals space for 2010 was AK Steel Holding (sold by midyear), which was hurt by a pessimistic economic and thus a negative outlook for electrical steel in early 2011.

VAN ECK VIP GLOBAL HARD ASSETS FUND

Other Holdings
In 2010, the Fund’s investments in the agriculture, paper and forest products, real estate and chemicals sub-sectors represented small allocations that were not major contributors to the Fund’s results. Monsanto (sold by midyear), however, proved to be one of the Fund’s worst performing holdings, and was hurt by rising underlying agriculture commodity prices and the failure of multiple products to achieve projected sales expectations.

Outlook

At this writing, we continue to favor the energy sector of the hard assets universe, and prefer oil-related names over natural gas companies. We continue to have a positive view on coal companies, as supply constraints and improving demand, especially from the emerging markets, is likely to continue to drive profits for met and thermal coal producers. We also continue to have a positive view on the base and industrial metals sector. We particularly expect to maintain the Fund’s emphasis on copper miners, given ongoing supply constraints and improving emerging market demand. As for gold, we remain constructive on the precious metal as ongoing financial stresses in the global economy drive our bullish stance on gold.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

This year’s letter would not be complete without mentioning the tremendous contribution of our colleague Derek van Eck, who passed away in September, 2010. Mr. van Eck spearheaded the investment management of the Van Eck’s hard asset strategies. His father, John van Eck, founded the company in 1955, and Derek joined his father and brother, Jan, at Van Eck Associates Corporation in 1993 and served as its Chief Investment Officer. His death has been deeply mourned by the van Eck family and the firm’s staff. On September 30, 2010, Charles Cameron and Shawn Reynolds were named co-portfolio managers of the Van Eck VIP Global Hard Assets Fund, succeeding Mr. van Eck in his portfolio management roles; both gentlemen are long-standing members of the firm’s hard assets investment team.

We appreciate your continued investment in the Van Eck VIP Global Hard Asset Fund. We look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Shawn Reynolds	Joseph M. Foster
Co-Portfolio Manager	Co-Portfolio Manager

Samuel R. Halpert	Charl P. de M. Malan	Geoffrey R. King

Edward Mitby	Mark Miller	Gregory F. Krenzer	Luke Desmond

January 21, 2010

†	All Fund assets referenced are Total Net Assets as of December 31, 2010.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

VAN ECK VIP GLOBAL HARD ASSETS FUND

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.

[2]	The S&P® GSCI Total Return Index (SPGSCITR) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.

[3]	The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[4]	NYSE Arca Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[5]

The NYSE Arca Oil Index (XOI) is a price-weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production, and development of petroleum.

[6]

The Philadelphia Oil Service Index (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

As of December 31, 2010. Portfolio subject to change.

*	Percentage of net assets.
**	Percentage of investments.

TOP TEN EQUITY HOLDINGS*
December 31, 2010 (unaudited)

Halliburton Co.
(U.S., 4.6%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Anadarko Petroleum Corp.
(U.S., 3.8%)

Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, and has production in China and a development project in Brazil. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

Newfield Exploration Co.
(U.S., 3.7%)

Newfield Exploration Company is an independent oil and gas company which explores, develops and acquires oil and natural gas properties. The company operates in the Gulf of Mexico, onshore United States Gulf Coast, North Sea, Malaysia, and the Bohai Bay in China.

Schlumberger Ltd.
(U.S., 3.6%)

Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Weatherford International Ltd.
(Switzerland, 3.3%)

Weatherford is a provider of equipment and services used for the drilling, evaluation, completion, production and intervention of oil and natural gas wells. The company operates in approximately 100 countries through approximately 800 locations situated in nearly all of the oil and natural gas producing regions in the world.

Alpha Natural Resources, Inc.
(U.S., 3.3%)

Alpha Natural Resources extracts, processes, and markets steam and metallurgical coal. The company conducts operations from surface and underground mines located in the northern and central Appalachian regions and Colorado, all located in the United States. Alpha Natural Resources markets its coal to electric utilities, steel and other industrial producers.

Freeport-McMoRan Copper and Gold, Inc.
(U.S., 3.1%)

Freeport-McMoRan Copper & Gold, through its subsidiary, is a copper, gold and molybdenum mining company. The company primarily mines for copper and owns mining interests in Chile and Indonesia. Freeport-McMoRan also, through a subsidiary, is involved in smelting and refining of copper concentrates.

Pioneer Natural Resources Co.
(U.S., 2.9%)

Pioneer Natural Resources is an independent oil and gas exploration and production company, headquartered in Dallas, Texas, with operations primarily in the United States.

Cameron International Corp.
(U.S., 2.9%)

Cameron International manufactures oil and gas pressure control equipment, including valves, wellheads, chokes, and assembled systems. The company’s equipment is used for oil and gas drilling, production, and transmission in onshore, offshore, and subsea applications. Cameron also produces gas turbines, centrifugal gas and air compressors, and other products.

Xstrata PLC
(United Kingdom, 2.5%)

Xstrata, a diversified mining group, explores for and mines copper, coking coal, thermal coal, ferrochrome, vanadium, zinc, gold, lead and silver. The group conducts operations in Australia, South Africa, Germany, Argentina and the U.K.

*	Percentage of net assets. Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

VAN ECK VIP GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON
December 31, 2010 (unaudited)

Average Annual Total Return 12/31/10	Fund Initial Class	SPGINRTR	S&P 500
One Year	29.23%	23.88%	15.06%
Five Year	14.70%	8.98%	2.29%
Ten Year	16.76%	9.94%	1.41%

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

Average Annual Total Return 12/31/10	Fund Class R1	SPGINRTR	S&P 500
One Year	29.25%	23.88%	15.06%
Five Year	14.73%	8.98%	2.29%
Life (since 5/1/04)	22.19%	15.26%	4.03%

Hypothetical Growth of $10,000 (Since Inception: Class R1)

PERFORMANCE COMPARISON
(continued)

Average Annual Total Return 12/31/10	Fund Class S	SPGINRTR	S&P 500
One Year	28.67%	23.88%	15.06%
Life (since 5/1/06)	10.25%	6.17%	1.27%

Hypothetical Growth of $10,000 (Since Inception: Class S)

Inception date for the Van Eck VIP Global Hard Assets Fund was 9/1/89 (Initial Class), 5/1/04 (Class R1) and 5/1/06 (Class S); index returns for the Class R1 and Class S performance comparison are calculated as of nearest month end (4/30/04 and 4/30/06, respectively).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

VAN ECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 to December 31, 2010.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period* July 1, 2010 – December 31, 2010

Initial Class	Actual	$1,000.00	$1,468.60	$5.98
	Hypothetical**	$1,000.00	$1,020.36	$4.90

Class R1	Actual	$1,000.00	$1,468.40	$6.05
	Hypothetical**	$1,000.00	$1,020.30	$4.95

Class S	Actual	$1,000.00	$1,465.10	$8.20
	Hypothetical**	$1,000.00	$1,018.56	$6.71

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2010), of 0.96% on Initial Class, 0.97% on Class R1 Shares, 1.32% on Class S Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

SCHEDULE OF INVESTMENTS
December 31, 2010

Number of Shares		Value

COMMON STOCKS: 93.9%
Bermuda: 1.0%
556,200	Nabors Industries Ltd. (USD) *	$13,048,452

Brazil: 1.3%
1,614,800	Brazilian Resources, Inc. (CAD) * # §	176,210
506,600	Vale S.A. (ADR)	17,513,162

		17,689,372

Canada: 15.4%
310,400	Agnico-Eagle Mines Ltd. (USD)	23,807,680
121,300	First Quantum Minerals Ltd.	13,175,500
468,800	Goldcorp, Inc. (USD)	21,555,424
1,439,900	IAMGOLD Corp. (USD)	25,630,220
593,900	Kinross Gold Corp. (USD)	11,260,344
953,719	Kinross Gold Corp.	18,138,214
59,004	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) * #	278,315
1,556,800	Osisko Mining Corp. *	22,734,322
800,300	Pacific Rubiales Energy Corp.	27,164,965
148,100	Potash Corp. of Saskatchewan, Inc. (USD)	22,930,323
249,800	Teck Cominco Ltd. (USD)	15,445,134

		202,120,441

China / Hong Kong: 0.1%
260,000	Yanzhou Coal Mining Co. Ltd.	794,437

Kuwait: 0.7%
15,562,437	Kuwait Energy Co. K.S.C.C. * # § ø	8,674,689

Norway: 1.6%
630,200	SeaDrill Ltd. #	21,498,140

Switzerland: 3.3%
1,881,200	Weatherford International Ltd. (USD) *	42,891,360

United Kingdom: 8.4%
3,404,400	Afren Plc * #	7,849,645
15,000	African Minerals Ltd. * # ø	98,464
723,400	African Minerals Ltd. * #	4,748,604
258,500	Antofagasta Plc #	6,540,869
652,900	BHP Billiton Plc #	26,267,425
674,700	Heritage Oil Ltd. * #	4,733,293
189,200	Randgold Resources Ltd. (ADR)	15,576,836
290,900	Vedanta Resources Plc #	11,476,499
1,351,300	Xstrata Plc #	32,020,807

		109,312,442

United States: 62.1%
712,300	Alpha Natural Resources, Inc. *	42,759,369
645,800	Anadarko Petroleum Corp.	49,184,128
151,400	Apache Corp.	18,051,422
589,800	Berry Petroleum Co.	25,774,260
959,000	Brigham Exploration Co. *	26,123,160
608,800	Cabot Oil & Gas Corp.	23,043,080
750,600	Cameron International Corp. *	38,077,938
292,900	Cimarex Energy Co.	25,930,437
249,450	Concho Resources, Inc. *	21,869,282
628,000	Consol Energy, Inc.	30,608,720
287,700	Dril-Quip, Inc. *	22,360,044
1,947,370	Far East Energy Corp. *	1,363,159

Number of Shares		Value

United States: (continued)
419,074	Far East Energy Corp. Warrants (USD 1.25, expiring 12/28/14) * # §	$185,440
333,600	Freeport-McMoRan Copper & Gold, Inc.	40,062,024
695,100	General Maritime Corp.	2,259,075
145,200	Green Plains Renewable Energy, Inc. *	1,634,952
1,467,300	Halliburton Co.	59,909,859
374,200	Holly Corp.	15,256,134
1,057,900	Key Energy Services, Inc. *	13,731,542
1,196,700	Louisiana-Pacific Corp. *	11,320,782
352,900	Massey Energy Co.	18,933,085
174,100	Murphy Oil Corp.	12,979,155
667,950	Newfield Exploration Co. *	48,165,875
228,500	Noble Energy, Inc.	19,669,280
256,500	Occidental Petroleum Corp.	25,162,650
243,100	Peabody Energy Corp.	15,553,538
1,320,300	Petrohawk Energy Corp. *	24,095,475
439,400	Pioneer Natural Resources Co.	38,148,708
760,000	QEP Resources, Inc.	27,595,600
569,600	Schlumberger Ltd.	47,561,600
673,700	Steel Dynamics, Inc.	12,328,710
327,000	Terex Corp. *	10,150,080
133,900	Walter Energy, Inc.	17,117,776
218,400	Whiting Petroleum Corp. *	25,594,296

		812,560,635

Total Common Stocks (Cost: $805,660,899)		1,228,589,968

EXCHANGE TRADED FUND: 1.8% (Cost: $20,271,004)
166,900	SPDR Gold Trust *	23,152,368

MONEY MARKET FUND: 3.9% (Cost: $51,088,725)
51,088,725	AIM Treasury Portfolio – Institutional Class	51,088,725

Total Investments: 99.6% (Cost: $877,020,628)		1,302,831,061
Other assets less liabilities: 0.4%		5,555,657

NET ASSETS: 100.0%		$1,308,386,718

ADR — American Depositary Receipt
CAD — Canadian Dollar
USD — United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $124,548,400 which represents 9.5% of net assets.

§	Illiquid Security – the aggregate value of illiquid securities is $9,036,339 which represents 0.7% of net assets.
ø	Restricted security – the aggregate value of restricted securities is $8,773,153, or 0.7% of net assets.

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

African Minerals Ltd. * #	07/02/09	15,000	$61,444	$98,464	0.0%
Kuwait Energy Co. K.S.C.C. * # §	08/06/08	15,562,437	11,764,893	8,674,689	0.7

			$11,826,337	$8,773,153	0.7%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	4.0%	$51,703,829
Capital Goods	0.8	10,150,080
Energy	66.4	865,530,230
Industrial Metals	12.4	162,164,036
Paper And Forest	0.9	11,320,782
Precious Metals	9.8	127,721,011
Money Market Fund	3.9	51,088,725
Exchange Traded Fund	1.8	23,152,368

	100.0%	$1,302,831,061

The summary of inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Bermuda	$13,048,452	$—	$—	$13,048,452
Brazil	17,513,162	—	176,210	17,689,372
Canada	202,120,441	—	—	202,120,441
China / Hong Kong	794,437	—	—	794,437
Kuwait	—	—	8,674,689	8,674,689
Norway	—	21,498,140	—	21,498,140
Switzerland	42,891,360	—	—	42,891,360
United Kingdom	15,576,836	93,735,606	—	109,312,442
United States	812,375,195	185,440	—	812,560,635
Exchange Traded Fund	23,152,368	—	—	23,152,368
Money Market Fund	51,088,725	—	—	51,088,725

Total	$1,178,560,976	$115,419,186	$8,850,899	$1,302,831,061

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2010:

Balance as of 12/31/09	$14,940,016
Realized gain (loss)	580,800
Change in unrealized appreciation (depreciation)	70,673
Net purchases (sales)	(6,916,800)
Transfers in and/or out of level 3	176,210

Balance as of 12/31/10	$8,850,899

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value (Cost $877,020,628)	$1,302,831,061
Foreign currency (Cost $414,767)	418,605
Receivables:
Investments sold	9,826,478
Shares of beneficial interest sold	1,046,268
Dividends and interest	545,963
Prepaid expenses	46,401

Total assets	$1,314,714,776

Liabilities:
Payables:
Investments purchased	3,717,418
Shares of beneficial interest redeemed	1,231,526
Due to Adviser	918,169
Due to Distributor	5,001
Deferred Trustee fees	275,946
Accrued expenses	179,998

Total liabilities	6,328,058

NET ASSETS	$1,308,386,718

Initial Class Shares:
Net Assets	$1,162,125,113

Shares of beneficial interest outstanding	30,853,897

Net asset value, redemption and offering price per share	$37.67

Class R1 Shares:
Net Assets	$121,200,555

Shares of beneficial interest outstanding	3,216,299

Net asset value, redemption and offering price per share	$37.68

Class S Shares:
Net Assets	$25,061,050

Shares of beneficial interest outstanding	678,157

Net asset value, redemption and offering price per share	$36.95

Net Assets consist of:
Aggregate paid in capital	$877,204,389
Net unrealized appreciation	425,813,185
Accumulated net investment loss	(484,002)
Accumulated net realized gain	5,853,146

$1,308,386,718

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Income:
Dividends (net of foreign taxes withheld of $414,381)		$9,478,740
Interest		13,963

Total income		9,492,703

Expenses:
Management fees	9,164,384
Distribution fees – Class S	23,172
Transfer agent fees – Initial Class	52,355
Transfer agent fees – R1 Class Shares	13,418
Transfer agent fees – S Class Shares	13,712
Custodian fees	96,149
Professional fees	233,746
Reports to shareholders	227,686
Insurance	43,585
Trustees’ fees and expenses	114,837
Interest	149
Other	26,492

Total expenses		10,009,685

Net investment loss		(516,982)

Net realized gain (loss) on:
Investments		116,035,596
Forward foreign currency contracts and foreign currency transactions		(152,144)

Net realized gain		115,883,452

Change in net unrealized appreciation (depreciation) on:
Investments		167,502,517
Forward foreign currency contracts and foreign denominated assets and liabilities		2,752

Change in net unrealized appreciation		167,505,269

Net Increase in Net Assets Resulting from Operations		$282,871,739

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment loss	$(516,982)	$(1,165,553)
Net realized gain (loss)	115,883,452	(19,701,863)
Net change in unrealized appreciation	167,505,269	361,707,770

Net increase in net assets resulting from operations	282,871,739	340,840,354

Dividends and Distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(3,285,133)	(1,710,191)
Class R1 Shares	(289,355)	(162,607)
Class S Shares	(13,077)	(1,235)

	(3,587,565)	(1,874,033)

Distributions from net realized gains
Initial Class Shares	—	(3,391,397)
Class R1 Shares	—	(322,458)
Class S Shares	—	(2,448)

	—	(3,716,303)

Total dividends and distributions	(3,587,565)	(5,590,336)

Settlement payments from unaffiliated third parties	400,743	—

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	153,570,256	145,985,204
Class R1 Shares	32,326,860	19,256,559
Class S Shares	22,379,472	3,832,956

	208,276,588	169,074,719

Reinvestment of dividends and distributions
Initial Class Shares	3,285,133	5,101,588
Class R1 Shares	289,355	485,065
Class S Shares	13,077	3,683

	3,587,565	5,590,336

Cost of shares redeemed
Initial Class Shares	(142,666,349)	(102,070,213)
Class R1 Shares	(17,109,954)	(19,555,858)
Class S Shares	(5,093,918)	(750,652)
Redemption fees	33,256	40,309

	(164,836,965)	(122,336,414)

Net increase in net assets resulting from share transactions	47,027,188	52,328,641

Total increase in net assets	326,712,105	387,578,659
Net Assets:
Beginning of year	981,674,613	594,095,954

End of year (including accumulated net investment loss of ($484,002) and ($1,694,823) respectively)	$1,308,386,718	$981,674,613

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	4,898,956	6,029,182
Shares reinvested	118,554	275,315
Shares redeemed	(4,823,656)	(4,537,146)

Net increase	193,854	1,767,351

Class R1 Shares:
Shares sold	1,029,261	809,256
Shares reinvested	10,438	26,191
Shares redeemed	(581,461)	(848,437)

Net increase (decrease)	458,238	(12,990)

Class S Shares:
Shares sold	712,177	143,916
Shares reinvested	479	201
Shares redeemed	(169,869)	(29,644)

Net increase	542,787	114,473

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Initial Class Shares

	Year Ended December 31,

	2010		2009	2008	2007	2006

Net asset value, beginning of year	$29.26		$18.75	$41.19	$32.71	$27.73

Income from investment operations:
Net investment income (loss)	(0.01)		(0.03)	0.11	(0.02)	0.06
Net realized and unrealized gain (loss) on investments	8.52		10.72	(16.53)	12.94	6.64

Total from investment operations	8.51		10.69	(16.42)	12.92	6.70

Less distributions from:
Net investment income	(0.11)		(0.06)	(0.11)	(0.05)	(0.02)
Net realized gains	—		(0.12)	(5.91)	(4.39)	(1.70)

Total distributions	(0.11)		(0.18)	(6.02)	(4.44)	(1.72)

Settlement payments from unaffiliated third parties	0.01		—	—	—	—

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$37.67		$29.26	$18.75	$41.19	$32.71

Total return (a)	29.23	%(c)	57.54%	(46.12)%	45.36%	24.54%

Ratios/Supplemental Data
Net Assets, end of year (000’s)	$1,162,125		$897,073	$541,777	$1,031,487	$642,822
Ratio of gross expenses to average net assets	0.97%		1.10%	0.99%	1.01%	1.13%
Ratio of net expenses to average net assets	0.97%		1.10%	0.99%	1.01%	1.13%
Ratio of net expenses, excluding interest expense, to average net assets	0.97%		1.09%	0.99%	1.00%	1.13%
Ratio of net investment income (loss) to average net assets	(0.05)%		(0.15)%	0.28%	(0.09)%	0.17%
Portfolio turnover rate	70%		105%	76%	94%	78%

	Class R1 Shares

	Year Ended December 31,

	2010		2009	2008	2007	2006

Net asset value, beginning of year	$29.26		$18.74	$41.18	$32.70	$27.73

Income from investment operations:
Net investment income (loss)	—	(b)	(0.04)	0.09	(0.03)	0.04
Net realized and unrealized gain (loss) on investments	8.50		10.74	(16.49)	12.95	6.65

Total from investment operations	8.50		10.70	(16.40)	12.92	6.69

Less distributions from:
Net investment income	(0.10)		(0.06)	(0.13)	(0.05)	(0.02)
Net realized gains	—		(0.12)	(5.91)	(4.39)	(1.70)

Total distributions	(0.10)		(0.18)	(6.04)	(4.44)	(1.72)

Settlement payments from unaffiliated third parties	0.01		—	—	—	—

Redemption fees	0.01		— (b)	— (b)	— (b)	— (b)

Net asset value, end of year	$37.68		$29.26	$18.74	$41.18	$32.70

Total return (a)	29.25	%(c)	57.62%	(46.10)%	45.37%	24.49%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$121,201		$80,703	$51,932	$122,166	$89,949
Ratio of gross expenses to average net assets	0.98%		1.11%	0.99%	1.02%	1.15%
Ratio of net expenses to average net assets	0.98%		1.11%	0.99%	1.02%	1.15%
Ratio of net expenses, excluding interest expense, to average net assets	0.98%		1.10%	0.99%	1.01%	1.14%
Ratio of net investment income (loss) to average net assets	(0.06)%		(0.15)%	0.27%	(0.10)%	0.14%
Portfolio turnover rate	70%		105%	76%	94%	78%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share
(c)	The Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Initial Class Shares and Class R1 Shares total return.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
(continued)

	Class S Shares

						For the Period May 1, 2006(a) through December 31, 2006

	Year Ended December 31,

	2010		2009	2008	2007

Net asset value, beginning of year	$28.80		$18.53	$41.05	$32.72	$32.55

Income from investment operations:
Net investment income (loss)	0.05		(0.06)	0.05	(0.03)	0.07
Net realized and unrealized gain (loss) on investments	8.17		10.51	(16.44)	12.80	0.10

Total from investment operations	8.22		10.45	(16.39)	12.77	0.17

Less distributions from:
Net investment income	(0.08)		(0.06)	(0.22)	(0.05)	—
Net realized gains	—		(0.12)	(5.91)	(4.39)	—

Total distributions	(0.08)		(0.18)	(6.13)	(4.44)	—

Settlement payments from unaffiliated third parties	0.01		—	—	—	—

Redemption fees	—	(c)	— (c)	— (c)	— (c)	—	(c)

Net asset value, end of year	$36.95		$28.80	$18.53	$41.05	$32.72

Total return (b)	28.67	%(d)	56.92%	(46.35)%	44.83%	0.49	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$25,061		$3,899	$387	$681	$92
Ratio of gross expenses to average net assets	1.36%		2.24%	2.90%	5.79%	11.91	%(f)
Ratio of net expenses to average net assets	1.36%		1.44%	1.31%	1.20%	1.21	%(f)
Ratio of net expenses, excluding interest expense, to average net assets	1.36%		1.44%	1.30%	1.19%	1.21	%(f)
Ratio of net investment income (loss) to average net assets	(0.39)%		(0.73)%	(0.02)%	(0.30)%	0.61	%(f)
Portfolio turnover rate	70%		105%	76%	94%	78	%(e)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Amount represents less than $0.005 per share
(d)	The Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Class S Shares total return.
(e)	Not Annualized
(f)	Annualized

See Notes to Financial Statements

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2010

Note 1—Fund Organization—Van Eck VIP Trust, formerly Van Eck Worldwide Insurance Trust, (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Hard Assets Fund, formerly Worldwide Hard Assets Fund, (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers three classes of shares: Initial Class Shares, Class R1 Shares and Class S Shares. The three classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase and Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as level 2 or level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

	Level 1 –	Quoted prices in active markets for identical securities.

	Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains

NOTES TO FINANCIAL STATEMENTS
(continued)

or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

F.

Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

G.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund had no forward foreign currency contracts during the year ended December 31, 2010.

H.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Statement of Changes in Net Assets.

Income, expenses (excluding class-specific expenses), realized, and unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2011, to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses exceeding 1.20% for both the Initial Class shares and Class R1 Shares and 1.45% for the Class S shares. For the year ended December 31, 2010, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, (the “Distributor”).

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 4—12b-1 Plan of Distribution—The Fund and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets (prior to May 1, 2009, the limit was 0.15%) for Class S Shares.

Note 5—Investments—For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investments-other than U.S. government securities and short-term obligations aggregated $698,227,072 and $692,824,805, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2010 was $901,915,829 and net unrealized appreciation aggregated $400,915,232 of which $416,838,293 related to appreciated securities and $15,923,061 related to depreciated securities.

At December 31, 2010, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$14,739,450
Undistributed long-term capital gains	15,877,911
Other temporary difference	(275,946)
Post-October losses	(77,070)
Unrealized appreciation	400,917,984

Total	$431,182,329

The tax character of dividends and distributions paid to shareholders were as follows:

	Year Ended December 31,
	2010	2009

Ordinary income	$3,587,565	$1,882,447
Long term capital gains	—	3,707,889

Total	$3,587,565	$5,590,336

In accordance with Federal income tax regulations the Fund elected to defer $77,070 of net currency losses arising after October 31, 2010. Such losses are treated for tax purposes as arising on January 1, 2011.

During the year ended December 31, 2010, the Fund utilized $97,286,815 of capital loss carryovers.

During 2010, as a result of permanent book to tax differences, the Fund decreased accumulated net investment loss by $5,315,368, decreased accumulated net realized gain on investments by $4,914,625 and decreased aggregate paid in capital by $400,743. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions, the sale of passive foreign investment companies and settlement proceeds.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2007-2009), or expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s financial statements.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

NOTES TO FINANCIAL STATEMENTS
(continued)

At December 31, 2010, the aggregate shareholder accounts of three insurance companies own approximately 69%, 14%, and 8% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares. Additionally, four insurance companies own approximately 48%, 22%, 22% and 7% of the Class S Shares.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2010, the Fund borrowed under this Facility. The average daily loan balance during the 5 day period for which a loan was outstanding amounted to $717,028 and the weighted average interest rate was 1.52%. At December 31, 2010, the Fund had no outstanding borrowings under the Facility.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. For the year ended December 31, 2010, there was no securities lending activity.

Note 11—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2010, there were no offsets of custodial fees.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund declared the following dividends and capital gain distributions to shareholders of record as of January 28, 2011 with a reinvestment date and payable date of January 31, 2011.

	Net investment income	Long-term capital gain

Initial Class Shares	$0.424	$0.454
Class R1 Shares	0.422	0.454
Class S Shares	0.376	0.454

TAX INFORMATION
(unaudited)

For the 2010 fiscal year, 100% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

VAN ECK VIP GLOBAL HARD ASSETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Global Hard Assets Fund:

We have audited the accompanying statement of assets and liabilities of Van Eck VIP Global Hard Assets Fund, formerly Worldwide Hard Assets Fund (one of the Funds comprising Van Eck VIP Trust, formerly Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 14, 2011

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 54 (A)(G)	Trustee since March 2006; Currently, Chairman of the Governance Committee	Managing Partner, Sinclair Capital LLC, 2008 to present; Program Director, IRRC Institute, 2008 to present.	10	Director, The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 53 (A)(G)	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	10	Director and Chair of Audit Committee of 3E Company; formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 62 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 56 (A)(G)	Trustee since June 2004; Currently, Vice Chairman of the Board and Chairman of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	45	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 50 (A)(G)	Trustee since 1995; Currently, Chairman of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	45	Director, SmartBrief, Inc.

Robert L. Stelzl 64 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital (real estate property management services company), 2004 to present.	10	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

VAN ECK VIP GLOBAL HARD ASSETS FUND

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held with Trust,	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:

Russell G. Brennan, 45	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 50	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 52	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 55	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 53	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC, Treasurer (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005). Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 30	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 61	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 35	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 55	Senior Vice President and Chief Financial Officer	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 46	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director, Executive Vice President and Owner of the Adviser; Director and Executive Vice President of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Trustees.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 335 Madison Avenue New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Van Eck VIP Trust, billed audit fees of $113,500 for 2010 and $118,000 for 2009.

b)   Audit-Related Fees

     Ernst & Young billed other audit-related fees of $6,134 for 2010 and $1,138 for 2009.

c)   Tax Fees

     Ernst & Young billed tax fees of $20,500 for 2010 and $22,050 for 2009.

d)   All Other Fees

     None

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Global Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act)
     provide reasonable assurances that material information relating to the
     Van Eck VIP Global Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP GLOBAL HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date March 1, 2011
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        -------------------------
Date March 1, 2011
     -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date March 1, 2011
     -----------------